Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Alex Rankin, President and Chief Executive Officer of North American Technologies Group, Inc. (the “Company”), and Mahesh S. Shetty, Chief Financial Officer of the Company, certify that:

1. the Annual Report on Form 10-KSB of the Company for the year ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alex Rankin	Dated: December 21, 2007
Alex Rankin President and Chief Executive Officer

/s/ Mahesh S. Shetty	Dated: December 21, 2007
Mahesh S. Shetty Chief Financial Officer